Roadrunner Transportation Systems Announces Plans for Rights Offering to Stockholders Downers Grove, IL (BUSINESS WIRE)—September 19, 2018 -- Roadrunner Transportation Systems, Inc. (“Roadrunner” or the “company”) (NYSE: RRTS), a leading asset-right transportation and asset-light logistics service provider, announced today that it has filed a registration statement on Form S-1 with the Securities and Exchange Commission (the “SEC”) for a rights offering to existing holders of its common stock. This rights offering is expected to be supported by a commitment that is being negotiated with certain funds affiliated with Elliott Management Corporation (collectively, “Elliott”) to purchase all unsubscribed shares of the company’s common stock (the “backstop commitment”) to ensure that the rights offering is fully subscribed. The company expects to receive gross proceeds of approximately $450 million before fees and expenses. The purpose of the rights offering is to improve and simplify the company’s capital structure in a manner that gives the company’s existing stockholders the opportunity to participate on a pro rata basis. By improving and simplifying its capital structure, the company believes it will increase the speed and likelihood of a full operational recovery. The company intends to use the proceeds from the rights offering and the backstop commitment to pay in cash all accrued and unpaid dividends on the company’s outstanding shares of preferred stock, to redeem all of the company’s outstanding shares of preferred stock, to pay all expenses incurred by Elliott in connection with any backstop commitment and to pay all fees and expenses of the company in connection with the rights offering. Elliott will not receive any fees for providing the backstop commitment. The company intends to use any remaining proceeds for general corporate purposes. Consummation of the rights offering is, among other things, subject to approval by the holders of a majority of the company’s common stock and the holders of a majority of the company’s common stock not beneficially owned by Elliott of (i) an amendment to the company’s amended and restated certificate of incorporation authorizing additional shares for issuance in the rights offering, (ii) an amendment to the company’s amended and restated certificate of incorporation to authorize certain corporate governance changes to be negotiated with Elliott in connection with the backstop commitment, and (iii) the standby purchase agreement and the potential change of control that may result from the purchase of shares of the company’s common stock by Elliott pursuant to any backstop commitment. Accordingly, the rights offering will not commence until the registration statement becomes effective and the foregoing proposals are approved at a meeting of the stockholders. Once the foregoing proposals are approved by the stockholders, the rights offering will be made by distributing at no charge to the company’s stockholders one transferrable right for every share of common stock owned by each stockholder as of the record date to purchase new shares of Roadrunner common stock (the “basic subscription right”). The company expects to list the rights for trading on the New York Stock Exchange. The subscription price and number of shares each right will entitle the holder to purchase have not yet been determined. The record PHX 332802630v7 date for the distribution of the rights and the dates for both the subscription period and expiration of the rights offering will be included in the final prospectus. If the rights offering is not fully subscribed under the basic subscription right, stockholders who exercise the basic subscription right in full will be entitled to subscribe for additional shares of common stock up to the number of shares purchased under such holder’s basic subscription right at the same subscription price (the “over-subscription right”). In addition, the company is currently negotiating and expects to enter into a standby purchase agreement with Elliott pursuant to which the company expects Elliott to agree to exercise its basic subscription right in full, although Elliott would not be entitled to subscribe for additional shares under the over- subscription right, and pursuant to which the company expects to agree to issue and sell to Elliott, and for Elliott to agree to purchase from the company, all unsubscribed shares of common stock in the rights offering, at a price per share equal to the subscription price. Elliott is under no obligation to enter into the standby purchase agreement and Roadrunner does not expect to commence the rights offering in the event it is unable to enter into the standby purchase agreement with Elliott. Elliott is currently a 9.5% beneficial holder of Roadrunner common stock and holds all of Roadrunner’s outstanding preferred stock. Questions about the rights offering may be directed to the company’s dealer manager, Barclays Capital Inc. by telephone at (212) 526-3511 or (212) 526-1627. A registration statement relating to these securities has been filed with the Securities and Exchange Commission (“SEC”) but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A copy of the prospectus forming a part of the registration statement may be obtained free of charge at the website maintained by the SEC at www.sec.gov or by contacting Roadrunner at (414) 615-1500. The rights will be issued to holders of Roadrunner’s common stock as of a record date, which has yet to be determined. The company will provide notice of the record date in the future at such time as it is determined. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. About Roadrunner Transportation Systems, Inc. Roadrunner Transportation Systems is a leading asset-right transportation and asset-light logistics service provider offering a full suite of solutions under the Roadrunner®, Active On- Demand® and Ascent Global Logistics® brands. The Roadrunner brand offers less-than- truckload, temperature controlled and intermodal services. Active On-Demand offers premium mission critical air and ground transportation solutions. Ascent Global Logistics offers domestic freight management, retail consolidation, international freight forwarding and customs brokerage. For more information, please visit Roadrunner’s websites, www.rrts.com and www.ascentgl.com. Safe Harbor Statement This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which relate to future events, performance, and strategic initiatives. PHX 332802630v7

Forward-looking statements also include, among other things, statements regarding the amount of gross proceeds we expect to receive in the rights offering; the positive effect of the rights offering on the company’s balance sheet; the listing of the rights for trading on the New York Stock Exchange under the symbol “RRTSR”; our entry into a standby purchase agreement with Elliott; Elliott’s agreement to exercise its basic subscription right and provide the backstop commitment; the company’s use of the net proceeds received in the rights offering; and whether the company will ultimately commence and consummate the rights offering. These statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity,” and similar words or phrases or the negatives of these words or phrases. These forward-looking statements are based on Roadrunner’s current assumptions, expectations, and beliefs and are subject to substantial risks, estimates, assumptions, uncertainties and changes in circumstances that may cause Roadrunner’s actual results, performance, initiatives, or achievements, to differ materially from those expressed or implied in any forward-looking statement. Because the risks, estimates, assumptions and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward-looking statements, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date hereof, and, except as required by law, Roadrunner assumes no obligation and does not intend to update any forward-looking statement to reflect events or circumstances after the date hereof. For a full discussion of risks and uncertainties, see the section entitled “Risk Factors” in Roadrunner’s Registration Statement on Form S-1, filed with the SEC on September 19, 2018, and in Roadrunner’s Form 10-K for the fiscal year ended December 31, 2017, filed with the SEC on June 20, 2018. ### Contact: Reputation Partners Marilyn Vollrath 414-376-8834 ir@rrts.com PHX 332802630v7